UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell Commodity Strategies Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding Russell Commodity Strategies Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, as a result of a change of control for CoreCommodity Management, LLC (“CoreCommodity”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with CoreCommodity for CoreCommodity to serve as a money manager to the Fund. This change became effective upon the closing of the change of control transaction.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

October 21, 2013

To Shareholders of the Russell Commodity Strategies Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details a recent money manager change related to the Fund. Specifically, as a result of a change of control for CoreCommodity Management, LLC (“CoreCommodity”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved a new portfolio management contract with CoreCommodity for CoreCommodity to serve as a money manager to the Fund. This change became effective upon the closing of the change of control transaction.

The attached Information Statement provides information about CoreCommodity, the new portfolio management contract with CoreCommodity and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell Commodity Strategies Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Commodity Strategies Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

CoreCommodity Management, LLC (“CoreCommodity”) is an existing money manager for the Fund. Prior to September 1, 2013, CoreCommodity was a wholly–owned subsidiary of Jefferies Group LLC (“Jefferies”), which is a wholly-owned subsidiary of Leucadia National Corporation, a publicly traded company. On or about September 1, 2013, CoreCommodity and Jefferies entered into an agreement pursuant to which Jefferies transferred its ownership of CoreCommodity to a new entity, CoreCommodity Capital LLC, which is indirectly controlled by CoreCommodity’s senior management. RIMCo has been advised that Jefferies will retain a significant economic interest in CoreCommodity through an economic interest in CoreCommodity Capital LLC, and Jefferies will maintain its investments in CoreCommodity’s trading strategies. Because this change of control resulted in an assignment of CoreCommodity’s portfolio management contract with RIMCo and an automatic termination of that contract, the Board of RIC approved a new portfolio management contract with CoreCommodity, effective upon the closing of the transaction.

Portfolio Management Contract

Effective upon the closing of the transaction, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with CoreCommodity. The contract will continue until August 31, 2014. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to CoreCommodity and by CoreCommodity upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with CoreCommodity, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on August 27, 2013, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and CoreCommodity, effective upon the closing of the transaction with Jefferies. The Trustees approved the terms of the proposed portfolio management contract with CoreCommodity based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that the proposed change would have no impact on the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at the August 26-27, 2013 meetings as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meetings will be available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including CoreCommodity, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 1.25% (estimated to be $15,454,606 based on an assumed average asset level of $1,236,368,490 for the twelve months ended October 31, 2012, RIC’s fiscal year end). Because the proposed change has no impact on the fees RIMCo pays to the money managers of the Fund, the aggregate annual rate of the advisory fees payable to the Fund’s money managers is approximately 0.30% (estimated to be $3,709,105 based on the same asset level) prior to and after giving effect to the changes described in this notice.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with CoreCommodity.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

CoreCommodity does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About CoreCommodity

CoreCommodity Management, LLC, The Metro Center, One Station Place, Three South, Stamford, CT 06092, subsequent to the transaction, became a wholly-owned subsidiary of CoreCommodity Capital LLC. CoreCommodity Capital LLC is controlled by CoreManagement LLC, which owns 100% of CoreCommodity Capital LLC’s outstanding voting securities. CoreManagement LLC is controlled by CoreCommodity Management, LLC’s senior management, with Bradford L. Klein and Adam C. De Chiara initially each owning 50% of CoreManagement LLC’s outstanding voting securities.

The names and principal occupations of the principal executive officers and each director or general partner of CoreCommodity, all located at The Metro Center, One Station Place, Three South, Stamford, CT 06092, are listed below.

Name	Principal Occupation/Title
Adam DeChiara	Co-President
Bradford Klein	Co-President
Andrew Kaplan	Executive Vice President, General Counsel and Secretary
Patricia Rube	Managing Director, Associate General Counsel, Assistant. Secretary
Michael Sheehy	Senior Vice President, Chief Compliance Officer
Todd Streichler	Managing Director, Director of Finance
Michael Kaplan	Managing Director, Director of Operations
Eliot Geller	Managing Director
Satyanaryan Chada	President, Investor Solutions Group

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of CoreCommodity. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which CoreCommodity, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of CoreCommodity or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell Emerging Markets Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding Russell Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Numeric Investors LLC to serve as a new money manager to the Fund. In addition, the portfolio management contract with Arrowstreet Capital, L.P. was terminated. These changes became effective on August 28, 2013 and September 2, 2013, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

October 21, 2013

To Shareholders of the Russell Emerging Markets Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of Numeric Investors LLC (“Numeric”) to serve as a new money manager to the Fund. In addition, the portfolio management contract with Arrowstreet Capital, L.P. was terminated. These changes became effective on August 28, 2013 and September 2, 2013, respectively.

The attached Information Statement provides information about Numeric, the new portfolio management contract with Numeric and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell Emerging Markets Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On August 27, 2013, the Board authorized the signing of a portfolio management contract to engage Numeric Investors LLC (“Numeric”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On September 2, 2013, a similar portfolio management contract with Arrowstreet Capital, L.P. was terminated.

Portfolio Management Contract

Effective August 28, 2013, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Numeric. The contract will continue until August 31, 2014. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Numeric and by Numeric upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Numeric, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on August 27, 2013, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Numeric. The Trustees approved the terms of the proposed portfolio management contract with Numeric based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $3.1 billion (as of June 30, 2013), the proposed changes would increase by approximately $41,798 per annum the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meetings as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meetings will be available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Numeric, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 1.15% (estimated to be $20,718,934 based on an assumed average asset level of $1,801,812,867 for the twelve months ended October 31, 2012, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.42% (estimated to be $7,567,614 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.42% (estimated to have been $7,567,614 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Numeric.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Numeric acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of July 31, 2013
Cornerstone Advisors Global Public Equity Fund	$24.7 million

Additional Information About Numeric

Numeric Investors LLC, 470 Atlantic Avenue 6th Floor, Boston, MA 02210 is a wholly-owned subsidiary of Numeric Midco LLC. Numeric Midco LLC is a wholly-owned subsidiary of Numeric Holdings LLC. Numeric Holdings LLC is owned by certain senior employees, members of the Board of Directors, and a private equity partner, TA Associates, Inc. (“TA”). TA has warrants, which, if exercised, would result in their ownership of approximately 40% of Numeric Holdings LLC. No individual owns more than 25% of the voting securities of Numeric Holdings LLC.

The names and principal occupations of the principal executive officers and each director or general partner of Numeric, all located at 470 Atlantic Avenue 6th Floor, Boston, MA 02210, are listed below.

Name	Principal Occupation/Title
Michael Even	President and Chief Executive Officer
Robert Furdak	Chief Investment Officer and Director of Portfolio Management
Shanta Puchtler	Chief Investment Officer and Director of Research
Rick Hanna	Chief Financial Officer
Dunyelle Rosen	Chief Compliance Officer and Regulatory Counsel
Langdon Wheeler	Chairman of the Board of Directors
Peter Carman	Independent Director
P. Andrews McLane	Director (TA Associates)
Michael Wilson	Director (TA Associates)

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Numeric. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Numeric, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Numeric or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell Multi-Strategy Alternative Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding Russell Multi-Strategy Alternative Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of DCI, LLC, The Cambridge Strategy (Asset Management) Limited and TCW/Scoggin, LLC to serve as new money managers to the Fund. At the same time, the Board approved the termination of Acorn Derivatives Management Corporation as a money manager to the Fund. These changes became effective on August 27, 2013 and September 4, 2013, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

October 21, 2013

To Shareholders of the Russell Multi-Strategy Alternative Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of DCI, LLC (“DCI”), The Cambridge Strategy (Asset Management) Limited (“Cambridge”) and TCW/Scoggin, LLC (“Scoggin”) to serve as new money managers to the Fund. At the same time, the Board approved the termination of Acorn Derivatives Management Corporation as a money manager to the Fund. These changes became effective on August 27, 2013 and September 4, 2013, respectively.

The attached Information Statement provides information about DCI, Cambridge and Scoggin, the new portfolio management contracts with DCI, Cambridge and Scoggin and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell Multi-Strategy Alternative Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Multi-Strategy Alternative Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On August 27, 2013, the Board authorized the signing of portfolio management contracts to engage DCI, LLC (“DCI”), The Cambridge Strategy (Asset Management) Limited (“Cambridge”) and TCW/Scoggin, LLC (“Scoggin) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to each of them by RIMCo. On that same date, the Board also authorized the termination of a similar portfolio management contract with Acorn Derivatives Management Corporation (“Acorn”). On September 4, 2013, the portfolio management contract with Acorn was terminated.

Portfolio Management Contract

Effective August 27, 2013, RIMCo, as fiduciary for RIC, entered into new portfolio management contracts with DCI, Cambridge and Scoggin, respectively. Each contract will continue until August 31, 2014. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Cambridge, Scoggin or DCI, respectively, and by Cambridge and Scoggin, respectively, upon 90 days’ written notice to RIMCo and by DCI upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with DCI, Cambridge and Scoggin, respectively, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on August 27, 2013, the Board received a proposal from RIMCo to approve new portfolio management contracts between RIMCo and DCI, Cambridge and Scoggin, respectively. The Trustees approved the terms of each proposed portfolio management contract with DCI, Cambridge and Scoggin, respectively, based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $813 million (as of May 31, 2013), the proposed changes would increase by approximately $223,019 per annum the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meetings as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meetings will be available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including DCI, Cambridge and Scoggin, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 1.50% (estimated to be $9,855,156 based on an assumed average asset level of $657,010,407 for the twelve months ended October 31, 2012, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 1.01% (estimated to be $6,635,805 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 1.04% (estimated to have been $6,832,908 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with DCI, Cambridge or Scoggin.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

DCI does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Cambridge acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of August 1, 2013
The Collins Alternative Solutions Fund	$14.4 million
Transamerica Multi-Manager Alternative Strategies Fund	$112 million

Scoggin does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About DCI, Cambridge and Scoggin

DCI, LLC, 201 Spear Street, Suite 250, San Francisco, California 94105, is controlled by its majority shareholder, Stephen Kealhoder.

The Cambridge Strategy (Asset Management) Limited, 7TH Floor Berger House, 36-38 Berkeley Square, London W1J5AE, United Kingdom, is owned and controlled by its three senior principals: Edward Baker; Russell Thompson and Peter Henricks. Ownership is currently at 33.3% each.

TCW/Scoggin, LLC, 660 Madison Avenue, 20th Floor, New York, NY 10065, is controlled by TCW Asset Management Company. TCW Asset Management Company is a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is controlled by private equity funds affiliated with The Carlyle Group L.P. (“Carlyle”). Carlyle is a publicly traded Delaware limited partnership.

The names and principal occupations of the principal executive officers and each director or general partner of DCI, all located at 201 Spear Street, Suite 250, San Francisco, California 94105, are listed below.

Name	Principal Occupation/Title
Stephen Kealhofer	Managing Partner, Director
Richard Donick	Partner, Chief Investment Officer
Steven Dixon	Partner
Tim Kasta	Partner
Sean Kreiger	Chief Compliance Officer, General Counsel
David Solo	Chairman of Board
Lew Coleman	Director
Mac McQuown	Director
Jack Wadsworth	Director

The names and principal occupations of the principal executive officers and each director or general partner of Cambridge, all located at 7TH Floor Berger House, 36-38 Berkeley Square, London W1J5AE, United Kingdom, are listed below.

Name	Principal Occupation/Title
Russell Thompson	Chief Investment Officer
Peter Henricks	Chief Executive Officer
Edward Baker	Executive Chairman
Tony Henry	Chief Operating Officer

The names and principal occupations of the principal executive officers and each director or general partner of Scoggin, all located at 660 Madison Avenue, 20th Floor, New York, NY 10065, are listed below.

Name	Principal Occupation/Title
David Lippman	President and CEO
Jess Ravich	Chief Operating Officer
Richard Villa	Chief Financial Officer
Meredith Jackson	General Counsel
Craig Effron	Co-Chief Investment Officer
Curtis Schenker	Co-Chief Investment Officer
Dan Taub	Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of DCI, Cambridge or Scoggin. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which DCI, Cambridge or Scoggin, or their respective parent entities or subsidiaries or any subsidiaries of the parents of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of DCI, Cambridge or Scoggin or their respective parents or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell U.S. Small Cap Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Cardinal Capital Management L.L.C. to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Huber Capital Management, LLC as a money manager to the Fund. These changes became effective on August 27, 2013 and August 29, 2013, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

October 21, 2013

To Shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of Cardinal Capital Management L.L.C. (“Cardinal”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Huber Capital Management, LLC as a money manager to the Fund. These changes became effective on August 27, 2013 and August 29, 2013, respectively.

The attached Information Statement provides information about Cardinal, the new portfolio management contract with Cardinal and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell U.S. Small Cap Equity Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On August 27, 2013, the Board authorized the signing of a portfolio management contract to engage Cardinal Capital Management L.L.C. (“Cardinal”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of a similar portfolio management contract with Huber Capital Management, LLC (“Huber”). On August 29, 2013, the portfolio management contract with Huber was terminated.

Portfolio Management Contract

Effective August 27, 2013, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Cardinal. The contract will continue until August 31, 2014. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Cardinal and by Cardinal upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Cardinal, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on August 27, 2013, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Cardinal. The Trustees approved the terms of the proposed portfolio management contract with Cardinal based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $1.6 billion (as of May 31, 2013), the proposed changes would not change the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at the August 26-27, 2013 meetings as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meetings will be available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Cardinal, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $10,093,799 based on an assumed average asset level of $1,441,971,283 for the twelve months ended October 31, 2012, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.40% (estimated to be $5,767,885 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.40% (estimated to have been $5,767,885 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Cardinal.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Cardinal acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of August 31, 2013
Northern Multi-Manager Fund	$56 million

Additional Information About Cardinal

Cardinal Capital Management, L.L.C., One Greenwich Office Park, Building One North, Greenwich, CT 06831, is 100% owned and controlled by Amy Minella, Eugene Fox and Robert Kirkpatrick. Ownership is currently at 39.46%, 27.77% and 27.77%, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Cardinal, all located at One Greenwich Office Park, Building One North, Greenwich, CT 06831, are listed below.

Name	Principal Occupation/Title
Amy Minella	Managing Partner
Eugene Fox	Managing Partner
Robert Kikpatrick	Managing Partner
Rachel Matthews	Partner
Thomas J. Spelman	Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Cardinal. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Cardinal, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Cardinal or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.